UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025 (March 19, 2025)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PFG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, in March 2018, Principal Financial Group, Inc. (the “Company”) raised $400,000,000 as a contingent liquidity funding arrangement through the issuance of 400,000 4.111% pre-capitalized trust securities redeemable February 15, 2028 (the “2028 P-Caps”) by High Street Funding Trust I, a Delaware statutory trust (the “Trust”). In connection with such issuance, the Company entered into the Put Option Agreement, dated as of March 15, 2018 (the “Put Option Agreement”), with Principal Financial Services, Inc., as the subsidiary guarantor, the Trust, The Bank of New York Mellon, as put option calculation agent, and The Bank of New York Mellon Trust Company, N.A., as notes trustee. The Put Option Agreement provides the Company with the right to require the Trust to purchase the Company’s 4.111% Senior Notes due 2028 (the “2028 Notes”) in exchange for the portfolio of principal and/or interest strips of U.S. Treasury securities held by the Trust (the “Eligible Assets”).

Following the Company’s exercise of its put option in full under the Put Option Agreement on March 19, 2025, the Company issued $400,000,000 aggregate principal amount of its 2028 Notes to the Trust in exchange for the Eligible Assets. The Company also waived its right to repurchase the 2028 Notes and directed The Bank of New York Mellon, as trustee, to dissolve the Trust in accordance with its declaration of trust and deliver the 2028 Notes to the beneficial holders of the 2028 P-Caps pro rata in respect of each 2028 P-Cap. On March 20, 2025, the Trust was dissolved and the beneficial holders of the 2028 P-Caps received the 2028 Notes through the facilities of The Depository Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

Date: March 21, 2025	By:	/s/ Natalie Lamarque
	Name:	Natalie Lamarque
	Title:	Executive Vice President, General Counsel and Secretary